Alkermes Orexin Portfolio Strategy Review October 9, 2024 Exhibit 99.1

Forward-Looking Statements Note Regarding Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations regarding development plans, activities and timelines for, and the potential therapeutic and commercial value of, ALKS 2680 for the treatment of narcolepsy and idiopathic hypersomnia and the company’s orexin portfolio and strategy; and the company’s expectations regarding the effectiveness and potential of its orexin portfolio strategy. The company cautions that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include, among others: whether ALKS 2680 or any other compounds from the company’s orexin portfolio could be shown to be ineffective or unsafe; potential changes in the cost, scope and duration of development programs for ALKS 2680 and the company’s orexin portfolio; whether the company’s preclinical development strategy for its orexin portfolio will prove effective or yield the anticipated results; whether preclinical and initial clinical results will be predictive of results of future clinical studies or real-world results; whether future clinical trials or future stages of ongoing clinical trials for ALKS 2680 will be initiated or completed on time or at all; and those risks and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2023 and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Note Regarding Trademarks: The company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM) referenced in this presentation. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto. Note Regarding Development Candidates: ALKS 2680 and the company’s other orexin compounds are investigational and have not been approved by the FDA or any other health authority, and their safety and efficacy have not been established.

Craig Hopkinson, M.D. Executive Vice President & Chief Medical Officer Alkermes Orexin Portfolio Strategy Session

Orexin 2 Receptor Pathway Central Disorders of Hypersomnolence Narcolepsy type 1 Narcolepsy type 2 Idiopathic hypersomnia Regulator of the sleep/wake cycle Downstream activation of other neurocircuitry Project Saturn Expansion Program Exploring conditions characterized by fatigue, cognition, and mood symptom domains Alkermes Orexin Portfolio Strategy: Data-driven Progression

Today’s Agenda Advanced Molecular Design Principles to Harness Orexin Mechanism Brian Raymer, Ph.D. Exec. Director, Project Leadership & Strategy ALKS 2680: Differentiated Orexin 2 Receptor Agonist Advancing in Phase 2 Julie Himes, M.D. SVP, Clinical Development Narcolepsy and Idiopathic Hypersomnia: Insights into Prevalence & Unmet Patient Need Charlie Pak VP, New Product Planning Thought Leader Roundtable Discussion Kiran Maski, M.D., Boston Children’s Hospital David Plante, M.D., University of Wisconsin-Madison Monica Gow, Wake Up Narcolepsy ALKS 2680 Dose Selection and Orexin Portfolio Expansion Strategy Bhaskar Rege, Ph.D. SVP, Pharmaceutical and Early Stage Development Preclinical Research to Identify New Clinical Opportunities for Orexin 2 Receptor Agonists Julie Brooks, Ph.D. Director, CNS Biology Closing Remarks Richard Pops CEO Q&A

Brian Raymer, Ph.D. Executive Director, Project Leadership and Strategy Advanced Molecular Design Principles to Harness the Potential of the Orexin Mechanism

Utilizing Advanced Molecular Design Principles to Harness the Broad Potential of the Orexin Mechanism Orexins, also known as hypocretins, are neuropeptides produced in the hypothalamus Based on orexin’s role in regulating the sleep-wake cycle, initial drug development for the orexin 2 receptor mechanism has been focused on sleep disorders Orexin neurons are "multi-tasking" neurons that regulate a set of vital functions, including sleep/wake states, feeding behavior, energy homeostasis, reward systems, cognition and mood1 Understanding interactions between molecular properties is key to designing differentiated small molecule orexin 2 receptor agonists 1Front Neuroscience; 2020 Jul 10:14:691. doi: 10.3389/fnins.2020.00691

Orexin 2 Receptor Pathways and Neurotransmission

- Orexin neurons project from the hypothalamus into multiple brain regions and modulate an array of downstream neurotransmitters
- These neurons exert central control of **wakefulness**
- Pathways modulated by orexin may also be involved in control of **mood**
- Pathways modulated by orexin may also be involved in control of **attention**



Cortex
Sensory Processing
Cg
PFC
TH
HIP
HYP
SN
VTA
BF
TMN
AM
DR
NA

Orexin Pathway

Mood Pathway

Attention Pathway

AM: amygdala; BF: basal forebrain; Cg: cingulate cortex; DR: dorsal raphe; HIP: hippocampus; HYP: hypothalamus; NA: nucleus accumbens; PFC: prefrontal cortex; SN: substantia nigra; TH: thalamus; TMN: tuberomammillary nucleus; VTA: ventral tegmental area.

Marcus, et al. *J. Comp. Neurology* 2001.
Alexandre, et al. *Curr. Op. Neurobiology* 2013.
Sarter, et al. *Brain Res. Rev.* 2006.
Katzman & Katzman, *Brain Sci.* 2022.

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Orexin 2 Receptor (OX2R) is a Transmembrane G-Protein Coupled Receptor Stimulated by Orexin Peptides Crystal structure of 9aa orexin B fragment bound to OX2R Inactive OX2R Orexin-B (Fragment) Derived from PDB ID: 5WQC

Orexin 2 Receptor Does Not Signal Downstream in the Inactive State Derived from PDB ID: 5WQC Inactive OX2R

Orexin Peptides Activate the Receptor and Initiate a Broad Signaling Cascade Crystal structure of 9aa orexin B fragment bound to OX2R activation In the active state, receptor signaling is “on" Downstream cellular (neuron) signaling and neurotransmitter release facilitated by movement of transmembrane regions and release of G proteins Active OX2R

Understanding the Peptide Interaction is Key to Replicating Activation With a Small Molecule Key Activator Interactions Hydrophobic interactions Hydrogen bond Q134 movement Q134 F227 Y317 H350 activation activation Active OX2R

Numerous Challenges in Replicating the Orexin Peptide in a Small Molecule Balancing complex and often competing critical variables is key to designing small molecule orexin 2 receptor agonists Potency Selectivity Metabolic profile Oral bioavailability Brain penetration Pharmacokinetic profile

NT1: Narcolepsy type 1 PK objective: Mimic natural sleep/wake cycle with once-daily, oral dosing High potency to allow for low overall doses and exposures Pharmacokinetic (PK) Profile Impacts Key Safety and Efficacy Features Plasma/Brain Concentration Efficacious Concentration First Indication (NT1) Time For illustrative purposes only. Does not represent actual data.

Duration at Dose B Duration at Dose A Duration at Dose C Magnitude and Duration of Pharmacodynamic Effect Determined by Pharmacokinetic Profile NT1: Narcolepsy type 1; AUC: Area under the curve; Cmax: Maximum concentration Plasma/Brain Concentration Time PK objective: Dose-dependent, proportional increase in AUC with lower-than-proportional increase in Cmax Efficacious Concentration First Indication (NT1) For illustrative purposes only. Does not represent actual data.

Efficacious Concentrations and Required Doses May Differ by Indication NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia Plasma/Brain Concentration Time PK objective: Dosing flexibility to accommodate NT1, NT2 and IH as well as variability in patient profiles Efficacious Concentration Other Indications (NT2/IH) Efficacious Concentration First Indication (NT1) For illustrative purposes only. Does not represent actual data. Tolerability Limit Wide therapeutic window well below tolerability limit

ALKS 2680 Design Reflects Key Pharmacokinetic Features NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia; Cmax: Maximum concentration Tolerability Limit Plasma/Brain Concentration Time Efficacious Concentration Other Indications (NT2/IH) Efficacious Concentration First Indication (NT1) For illustrative purposes only. Does not represent actual data. Mimic natural sleep/wake cycle with once-daily, oral dosing High potency to allow for low overall doses and exposures Non-proportional increase in Cmax to increase tolerability Dosing flexibility to accommodate NT1, NT2 and IH as well as variability in patient profiles ALKS 2680 design objective

Utilizing Advanced Molecular Design Principles to Harness the Broad Potential of the Orexin Mechanism Orexin neuropeptides are key regulators of wakefulness and work in a diurnal manner In addition to wakefulness, the orexin pathway may benefit additional symptomatic domains such as fatigue, mood, cognition and attention Understanding how the orexin peptide activates the receptor and cascades signaling across the brain is key to designing targeted small molecules that harness this potential Alkermes’ chemistry design approach is focused on key parameters such as potency and targeted PK profile to address the needs of patients across a range of potential indications

Julie Himes, M.D. Senior Vice President, Clinical Development ALKS 2680: Differentiated Orexin 2 Receptor Agonist Advancing in Phase 2 in NT1, NT2 and IH NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia

Symptom Commonality Across Sleep Disorders Results in Diagnostic Challenges

Common Symptoms in Narcolepsy Type 1, Narcolepsy Type 2 and Idiopathic Hypersomnia

Symptoms	NT1	NT2	IH
Excessive daytime sleepiness (EDS)	Almost always	Almost always	Almost always
Sleep-onset REM periods (SOREMP)	Almost always	Almost always	Rare
Cataplexy	Almost always	Rare	Rare
Disrupted nighttime sleep	Almost always	More common	Less common
Needed naps: short, refreshing	Almost always	More common	Less common
Sleep-related hallucinations	More common	More common	Less common
Sleep paralysis	More common	Less common	Less common
Brain fog	More common	More common	More common
Long sleep	Rare	More common	Almost always
Severe sleep inertia	Rare	More common	Almost always
Needed naps: long, unrefreshing	Rare	Less common	Almost always

- Almost always (90 to 100% of people with this disorder have this symptom)
- More common (41 to 89% of people with this disorder have this symptom)
- Less common (11 to 40% of people with this disorder have this symptom)
- Rare (0 to 10% of people with this disorder have this symptom)

www.hypersomniafoundation.org/classification/; Sateia MJ. International classification of sleep disorders-third edition: highlights and modifications. *Chest*. 2014;146:1387–94.; Rassu, Evangelista, Barateau, et al. *J Clin Sleep Medicine*. 2022, 617-629.
NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia; REM: rapid eye movement

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ALKS 2680: Investigational Oral Orexin 2 Receptor Agonist for the Treatment of Narcolepsy and Idiopathic Hypersomnia

ALKS 2680 is a highly potent, selective OX2R agonist

- ≥10-fold more potent than orexin A[a]
- >5,000-fold selectivity relative to OX1R[a]

ALKS 2680 phase 1 data demonstrated desired pharmaceutical properties:

- Orally bioavailable
- PK profile supportive of once-daily dosing
- Mimics natural sleep/wake cycle

2024 Clinical Program Status

- Phase 1 single ascending dose and multiple ascending dose study complete
- Phase 1b proof-of-concept study complete
- Vibrance-1 phase 2 NT1 study enrolling
- Vibrance-2 phase 2 NT2 study enrolling
- Vibrance-3 phase 2 IH study planning underway
- Open-label, long-term safety study expected to initiate in Q4 2024

[a]Data from preclinical studies using CHO (Chinese hamster ovary) cells.; OX1R: orexin 1 receptor; OX2R: orexin 2 receptor; PK: pharmacokinetic; NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia

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Phase 1b: Randomized, Double-Blind, PBO-Controlled Study of ALKS 2680 in Patients With NT1, NT2 and IH Provides Proof-of-Concept Patients had a confirmed diagnosis with no baseline criteria for MWT Key objectives: Safety and tolerability Mean sleep latency on Maintenance of Wakefulness Test (MWT) at baseline and each day of dosing Safety follow-up Day 14 (±1) Patient screening Days -28 to -7 Baseline assessment ALKS 2680 ALKS 2680 ALKS 2680 Placebo ALKS 2680 ALKS 2680 Placebo ALKS 2680 ALKS 2680 Placebo ALKS 2680 ALKS 2680 Placebo ALKS 2680 ALKS 2680 ALKS 2680 48-hours between dosing Assessment (Days -2 to 9) 1:1:1:1 ≥14-day washout Patient Population n ALKS 2680 Doses NT1 10 1, 3 & 8 mg NT2 9 5, 12 & 25 mg IH 8 5, 12 & 25 mg PBO: Placebo; NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia

Phase 1b: ALKS 2680 Generally Well-Tolerated at all Doses Tested in NT1, NT2 and IH

- Most TEAEs were mild in severity and transient
- No deaths, serious TEAEs, severe TEAEs, or TEAEs leading to discontinuation
- Treatment-related TEAEs* reported in >1 subject in each population listed below:
  - NT1: insomnia, pollakiuria, salivary hypersecretion, decreased appetite, dizziness, and nausea
  - NT2: pollakiuria, insomnia, and dizziness
  - IH: pollakiuria, insomnia, and dizziness
- No clinically meaningful changes in laboratory parameters
- No cardiovascular safety signals in vital signs or ECGs

*Relationship per investigator determination.
Insomnia includes TEAE terms of insomnia, middle insomnia, and initial insomnia. Dizziness includes TEAE terms of dizziness and dizziness postural.
NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia; TEAE: Treatment-Emergent Adverse Event; ECG: Electrocardiogram

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Absolute Mean Sleep Latency on Maintenance of Wakefulness Test (MWT) - Mean  SE Phase 1b: Results Demonstrated Meaningful, Consistent and Dose-Dependent Effect on Wakefulness in NT1, NT2 & IH Patients Minutes Narcolepsy Type 1 (n = 10) 40 Narcolepsy Type 2 (n = 9) Idiopathic Hypersomnia (n = 8) LS mean (95% CI) difference vs placebo1 p-value 18.38 (10.95, 28.80) 0.0002 22.57 (15.56,29.58) 0.0001 33.97 (26.72,41.21) <0.0001 11.60 (2.22, 20.98) 0.0178 18.55 (9.17, 27.93) 0.0005 20.96 (11.58, 30.34) 0.0001 8.07 (0.06, 16.07) 0.0484 11.05 (3.04, 19.05) 0.0096 17.67 (9.67, 25.68) 0.0002 1: Primary analysis based on a mixed effect model of repeated measurement with the dose level and the period as fixed factors, and the average sleep latency on Day -1 is included as the baseline covariate SE: standard error; LS: least squares Primary Analysis

Phase 1b: ALKS 2680 Patient Data Support Advancement and Dose Selection in Phase 2 in NT1, NT2 and IH

- Tested a range of doses to explore dose response for each patient population
- Generally safe and well tolerated with no treatment related discontinuations
- Statistically significant and clinically meaningful increases in mean sleep latency observed at all doses
- Patients achieved MWT results within the normal sleep range for healthy individuals[1]
- PK profile mimicked natural sleep/wake cycle in patients with NT1, NT2 and IH, with once-daily dosing
- Phase 1b design and results enabled data-driven phase 2 dose selection

1. Krahn LE, et al. *J Clin Sleep Med*. 2021;17(12):2489-2498; Mean sleep latencies for healthy individuals (30.4 ± 11.2 minutes)
NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia; MWT: Maintenance of Wakefulness Test; PK: Pharmacokinetic

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Phase 2 Clinical Program Evaluating Once-Daily Administration of ALKS 2680 Across a Range of Patient Populations Initial screening ALKS 2680 dose 1 ALKS 2680 dose 2 ALKS 2680 dose 3 Placebo Safety follow-up Washout Randomization Double-blind treatment Open-label extension With dose adjustment option

Phase 2 Clinical Program Evaluating Once-Daily Administration of ALKS 2680 Across a Range of Patient Populations Study n ALKS 2680 Doses Screening Period Double-blind Treatment Period Open-label Extension Period Follow-up Period Primary Endpoint Initial Washout Narcolepsy Type 1 VIBRANCE-1 80 4, 6 & 8 mg  4-weeks 2-weeks 6-weeks 7-weeks 2-weeks  MWT at week 6 Narcolepsy Type 2 VIBRANCE-2 80 10, 14 & 18 mg  4-weeks 2-weeks 8-weeks 5-weeks 2-weeks  MWT at week 8 Idiopathic Hypersomnia VIBRANCE-3 Study design in progress Study design in progress Initial screening Safety follow-up Washout MWT: Maintenance of Wakefulness Test; : change from baseline Randomization Double-blind treatment Open-label extension With dose adjustment option ALKS 2680 dose 1 ALKS 2680 dose 2 ALKS 2680 dose 3 Placebo

Evaluating the Impact of ALKS 2680 on Symptoms and Outcomes Important to Patients in Phase 2 Impact on excessive daytime sleepiness Frequency, location and impact of cataplexy (NT1 only) Hallmark Symptoms Ability to concentrate, remember and express thoughts Impact on problem solving Cognition Lack of energy and impact of fatigue on functioning Fatigue Impact on nighttime sleep quality Sleep disturbances and associated impairment Sleep Quality Productivity at work Difficulty driving, being active Impact on self-care and usual activities Daily Needs and Activities Relationship impact and ability to interact with family, friends, etc. Effect on desire for intimacy Relationships Patient Assessments NT1: Narcolepsy type 1

Phase 1 Data Support Rapid Advancement of ALKS 2680 Into Phase 2 in Multiple Indications

Patient data underscore unique profile of ALKS 2680

- Clinically meaningful, statistically significant and dose-dependent effect on wakefulness observed across all indications and doses evaluated
- Generally well tolerated across all doses evaluated
- Patients achieved maintenance of wakefulness results within the normal sleep range for healthy individuals[1]
- Profile supports once-daily dosing

Executing comprehensive clinical program

- Advancing phase 2 program:
  - Vibrance-1 (NT1): 4, 6 and 8 mg
  - Vibrance-2 (NT2): 10, 14 and 18 mg
  - Vibrance-3 (IH): Study design underway
- Phase 2 designed to evaluate efficacy, safety and outcomes important to patients
- Planned initiation of long-term safety study by year-end
- Phase 2 topline results in NT1 and NT2 expected H2 2025

1: Krahn LE, et al. *J ClinSleepMed.* 2021;17(12):2489-2498.

NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia

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Charlie Pak, Ph.D. Vice President, New Product Planning Narcolepsy and Idiopathic Hypersomnia: Insights into Prevalence and Patient Experiences

Narcolepsy and IH Prevalence

Narcolepsy and IH Affect People Around the World Narcolepsy (Types 1 & 2) and Idiopathic Hypersomnia (IH) affect people around the world

Narcolepsy and Idiopathic Hypersomnia in the U.S. Narcolepsy prevalence 200,000a 100,000 diagnosedb Idiopathic Hypersomnia 40,000 diagnosedc aNarcolepsy Network Fast Facts bCohen et al., Sleep Med 43:14 (2018) and Longstreth et al., Sleep Med 10:422 (2009) prevalence rates applied to U.S. population cAcquavella et al., J Clin Sleep Med 16:1255 (2020)

Recent Literature and Data Demonstrate Shift Toward Higher Prevalence of Narcolepsy Type 2 vs. Type 1 2002 Silber et al. Sleepa 2:1 2018 Longstreth et al. Sleep Medicineb 2:1 2009 Cohen et al. Sleep Medicinec 2019 Sheer et al. Sleepe 1:2 1:4 2023 Alkermes claims data on file 1:2 2024 Ohayon et al. Sleep Medicined 1:2 NT1 NT2 NT1: ~30% NT1:NT2 Ratio Over Time Recent data suggest higher prevalence of NT2 NT2: ~70% aSilber et al., Sleep 25:197 (2002) bLongstreth et al., Sleep Med 10:422 (2009) cCohen et al., Sleep Med 43:14 (2018) dOhayon et al., Sleep Med, https://doi.org/10.1016/j.sleepx.2023.100095 (2023) eScheer et al., Sleep, 42:1 (2019) NT1: Narcolepsy type 1; NT2: Narcolepsy type 2

Approved Narcolepsy Treatments Generate Net Sales > $2.5B in the U.S.



Narcolepsy Drug Sales in U.S.
Annual Sales ($M)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2019
2020
2021
2022
2023
(ar)modafinil
Wakix
sunosi
Lumryz
xywav
XYREM
Xyrem
Xywav
Lumryz
Sunosi
Wakix
(ar)modafinil

FDA-Approved Medicines
(ar)modafinil
WAKIX® (pitolisant)
SUNOSI® (solriamfetol)
LUMRYZ™ (sodium oxybate) ER
XYWAV® (Ca, Mg, Na, K oxybates)
XYREM® (sodium oxybate)

Source: IQVIA, company 10-K reports

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Patient Experiences

High Unmet Patient Need Remains Despite Available Treatments A recent survey was conducted in the United States with the aim of sharing patients’ perspectives on the treatment of narcolepsy with the US Food and Drug Administration (FDA). It included over 1,000 people with narcolepsy…95% of responders reported having been prescribed at least one of the FDA-approved medications. Nonetheless, 74% complained of daily narcolepsy symptoms. Eighty-four percent described impaired work or school performance and judged their condition as moderate or severe.

Patients Adapt Lifestyle By Prioritizing Where and When Energy is Exerted Maslow’s Hierarchy of Needsa   Self-Actualization: Desire to become the most that one can be Esteem: Respect, self-esteem, status, recognition, strength, freedom Love & Belonging: Friendship, intimacy, community, sense of connection Safety Needs: Personal security, employment, resources, health, prosperity Physiological Needs: Sleep, air, water, food, shelter, clothing, reproduction People living with narcolepsy and IH focus energy toward basic life necessities and avoid “wasting” energy on higher-order needsb Higher order Lower order aMaslow, AH (1954). Motivation and personality. Harper & Row. b Qualitative primary market research study with narcolepsy and IH patients (n=30 [Feb 2024])

Narcolepsy and IH Symptoms May Impact Many Facets of Life Career/job choices Academic pursuits Living situations Social engagements, friendships, romantic relationships Ability to be a caregiver Daily accommodations: Naps, coffee, etc. Source: Qualitative primary market research studies with narcolepsy and idiopathic hypersomnia patients (n=24 [Aug 2022], n=30 [Feb 2024])

Narcolepsy and IH Symptoms Can Severely Impact Daily Activities

Safety	• Car accident • Mishandling / dropping heavy items • Losing focus while watching children	*"I was at work one day, and **I fell asleep holding a piece of industrial glass and I dropped it and it almost cut my artery** in my neck." – NT1 patient*
Productivity	• Falling asleep during an important test • Falling asleep at desk • Loss of job or place in school	*"**I used to fall asleep in class all the time and everyone would get upset. I would end up in detention for sleeping in class…**I would try so hard to stay awake…everyone just thought I didn't care enough to stay awake." – NT1 patient*
Mental Health	• Question sanity • Severe episode of depression • Suicidal thoughts	*"**I felt inadequate, had low self esteem due to not having the energy to do basic things my peers did, and lonely** because I would spend **so much time on my own sleeping**." – NT2 patient*
Relationships	• Lashing out or snapping at loved ones • Forgetting or missing a milestone • Not being reliable to watch children	*"We're at the beach right now on vacation. **I don't feel comfortable taking my son or my foster son on vacation alone because sometimes I have to sleep**. I can't not sleep. So we're at the beach and I have to bring somebody with me so that I can make sure the children are safe." – NT1 patient*

Source: Qualitative primary market research studies with narcolepsy and IH patients (n=24 [Aug 2022], n=30 [Feb 2024]) NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia

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Patients Identify Multiple Areas of Unmet Needs Despite Current Therapies Symptom control “I would be alert and… I wouldn’t constantly feel like I need to take a nap, despite all of the treatments I’m taking.” – NT2 patient Disease modifying “I wish there was an option for my sleep disorder that could treat the cause, and not just the symptoms. It would allow my body to do what it should be able to do on its own…”  – NT2 patient Non-stimulant “On stimulants, I'm fearful that I am hurting my body or that I'll lash out at people. It’s scary being on something that’s so strictly controlled. I can't really trust stimulants to help me.”  – IH patient Source: Qualitative primary market research studies with narcolepsy and IH patients (n=24 [Aug 2022], n=30 [Feb 2024]) NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia

Patient Needs Integrated into Development Strategy Science Clinical / Regulatory Patient Insights Clinical Trial Design Treatment

Bhaskar Rege, Ph.D. Senior Vice President, Pharmaceutical and Early-Stage Development Data-Driven Decision Making: ALKS 2680 Dose Selection and Orexin Portfolio Expansion Strategy

Alkermes’ Data-Driven Approach to Decision Making Across Our Orexin Portfolio Data-Driven Decision Making ALKS 2680 phase 2 clinical dose selection Project Saturn: Orexin Portfolio Expansion Strategy

Synthesis of Multiple Data Inputs Improves Clinical Decision Making Experimental Studies Data Pharmaco- Statistical Models Integrated Analysis Decision

Preclinical: Integrated Analysis Designed to Deliver Highly Translatable Data and Enable Efficient Phase 1 Dose Selection


Experimental Studies
Data
Pharmaco-Statistical Models
Integrated Analysis
Decision
DTA model
Wakefulness
Preclinical qEEG
qEEG
Preclinical PK
PK / bioavailability
Toxicology
Safety
Molecular profiling
Potency, ADME
Exposure response modeling and simulations
Physiologically-based PK modeling
Predicted human PK profile
Predicted efficacious dose range
Safety margins
Dose selection:
Phase 1a SAD/MAD
Phase 1b NT1, NT2 and IH

qEEG: quantitative electroencephalography; PK: Pharmacokinetic; ADME: Absorption, distribution, metabolism and excretion;
SAD: Single ascending dose; MAD: Multiple ascending dose; PD: Pharmacodynamic; NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia

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Clinical: Data Intensive Phase 1 Program Designed to Efficiently Deliver Early POC in Patients and Inform Phase 2 Dose Selection



Experimental Studies
Data
Pharmaco-Statistical Models
Integrated Analysis
Decision
Phase 0 SDHV, NT1, NT2
MWT, study feasibility
Phase 1 SAD
qEEG, PK & Safety
Phase 1 MAD
PK & Safety
Phase 1b NT1
MWT, qEEG, PK & Safety
Phase 1b NT2
MWT, qEEG, PK & Safety
Phase 1b IH
MWT, qEEG, PK & Safety
Population PK
Population-based exposure response
Variability: Covariate analysis
Monte Carlo simulations
Critical PK/PD parameters
Estimation of therapeutic window across NT1, NT2 and IH
Phase 2 Dose Selection

POC: Proof-of-concept; SDHV: Sleep-deprived healthy volunteers; NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; SAD: Single ascending dose; MAD: Multiple ascending dose; qEEG: quantitative electroencephalography; MWT: Maintenance of Wakefulness Test; PK: Pharmacokinetic; PD: Pharmacodynamic; IH: Idiopathic hypersomnia

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Dose Efficacy Target For illustrative purposes only. Does not represent actual data. Model Outputs Enable Data-Driven Dose Selection 100% 0% Simulated Population-Based Probability Estimates to Achieve Target Profile by Dose Probability

Dose Efficacy Target Safety/Tolerability Profile Threshold Phase 2 Dose Range Model Outputs Enable Data-Driven Dose Selection 100% 0% Simulated Population-Based Probability Estimates to Achieve Target Profile by Dose Probability Maximize probability of achieving efficacy target while minimizing probability of crossing desired safety/ tolerability threshold Maximize probability of achieving efficacy target while minimizing probability of crossing desired safety/tolerability threshold Phase 2 Dose Selection Objective For illustrative purposes only. Does not represent actual data.

Project Saturn: Opportunity to Apply Orexin Mechanism Across a Range of Indications in Neurology and Psychiatry Orexin 2 Receptor Agonism Disorders with known orexin deficits Disease areas which could benefit from orexin tone modulation Disease areas where the orexin mechanism in conjunction with other mechanisms may offer unique benefits Direct Orexin Pharmacology Expanded Orexin Polypharmacology Opportunity across both high prevalence and rare diseases

Orexin 2 Receptor Pathways and Neurotransmission

- Orexin neurons project from the hypothalamus into multiple brain regions and modulate an array of downstream neurotransmitters
- These neurons exert central control of **wakefulness**
- Pathways modulated by orexin may also be involved in control of **mood**
- Pathways modulated by orexin may also be involved in control of **attention**


Cortex
Sensory Processing
Cg
PFC
TH
HIP
HYP
SN
VTA
BF
TMN
AM
NA
DR
Orexin Pathway
Mood Pathway
Attention Pathway

AM: amygdala; BF: basal forebrain; Cg: cingulate cortex; DR: dorsal raphe; HIP: hippocampus; HYP: hypothalamus; NA: nucleus accumbens; PFC: prefrontal cortex; SN: substantia nigra; TH: thalamus; TMN: tuberomammillary nucleus; VTA: ventral tegmental area.

Marcus, et al. *J. Comp. Neurology* 2001.
Alexandre, et al. *Curr. Op. Neurobiology* 2013.
Sarter, et al. *Brain Res. Rev.* 2006.
Katzman & Katzman, *Brain Sci.* 2022.

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Basic Anatomy and Neurocircuitry in Preclinical Models Similar to Humans


Cg
mPFC
DR
NB
CeA
VTA
LC
PIR
Acb
TMN
ARH
Rat brain

mPFC: medial prefrontal cortex; Cg: cingulate gyrus; Acb: nucleus accumbens; NB: nucleus basalis of Meynert; ARH: arcuate nucleus of the hypothalamus; CeA: central nucleus of the amygdala; PIR: piriform cortex; TMN: tuberomammillary nucleus; VTA: ventral tegmental area; DR: dorsal raphe; LC: locus coeruleus

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Alkermes OX2R Molecules Dose-Dependently Engaged Circuits Associated With Wakefulness, Fatigue, Mood & Cognition/Attention



Cg
**** ****
mPFC
**** ****
NB
** ****
PIR
** ****
Acb
**** ****
CeA
**** ****
DR
**** ****
VTA
**** ****
LC
TMN
**** ****
ARH
**** ****
Rat brain
Percent Change in c-Fos Activation
0%
160%
Brain Region Data
Dose 1
Dose 2

* p<0.05
** p< 0.01
*** p<0.001
**** p<0.0001

mPFC: medial prefrontal cortex; Cg: cingulate gyrus; Acb: nucleus accumbens; NB: nucleus basalis of Meynert; ARH: arcuate nucleus of the hypothalamus; CeA: central nucleus of the amygdala; PIR: piriform cortex; TMN: tuberomammillary nucleus; VTA: ventral tegmental area; DR: dorsal raphe; LC: locus coeruleus

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Neurocircuitry Activated by Alkermes OX2R Agonist Increased Key Neurotransmitters Presentation Title OR Confidential, Internal Use Only mPFC: medial prefrontal cortex; Acb: nucleus accumbens; 100% defined as total area under the curve for all neurotransmitters measured within experiment Neurotransmitter Profile Following Acute, Oral Dosing of ALKS OX2R Agonist (Vehicle Subtracted) *** * * * * Ach: Acetylcholine 5-HT: Serotonin HA: Histamine DA: Dopamine Glu: Glutamate NE: Norepinephrine mPFC Acb 0% 160% Percent Change in c-Fos Activation Dose 1 Dose 2 Brain Region Data Rat brain **** **** **** **** * p<0.05 ** p< 0.01 *** p<0.001 **** p<0.0001

Orexin 2 Receptor Agonist Pathway May Have Potential Applicability in Broad Range of Indications Select disease states which intersect across aspects of wakefulness, fatigue, mood and cognition Neurology Attention-deficit/hyperactivity disorder Multiple sclerosis fatigue Parkinson’s disease Psychiatry Bipolar disorder Cognitive impairment in schizophrenia Negative symptoms of schizophrenia Major depressive disorder Seasonal affective disorder Orphan/ultra-orphan disorders AM: amygdala; BF: basal forebrain; Cg: cingulate cortex; DR: dorsal raphe; HIP: hippocampus; HYP: hypothalamus; NA: nucleus accumbens; PFC: prefrontal cortex; SN: substantia nigra; TH: thalamus; TMN: tuberomammillary nucleus; VTA: ventral tegmental area.

Advancing Multiple Orexin Development Candidates With Unique Opportunities for Treatment of Neurology & Psychiatry Disorders Discovery Preclinical Phase 1 Phase 2 Phase 3 Next Planned Milestone ALKS 2680 Narcolepsy Type 1 Phase 2 data H2 2025 Phase 2 Data Narcolepsy Type 2 Phase 2 data H2 2025 Idiopathic Hypersomnia Phase 2 initiation 2025 Project Saturn: Additional OX2R molecules expected to enter the clinic in 2025 Phase 1 initiation Mid-2025 Phase 1 initiation H2 2025 OX2R: Orexin 2 receptor agonist

Executing a Rigorous Development Plan to Evaluate Potential Opportunities Microdialysis Select Behavioral Assays qEEG Measure of Neurotransmitters Quantitative measure of pharmacological additivity, synergy or interference Clinical Assessment of Effect Early clinical demonstration of differentiated profile Preclinical Assessment of Effect Disease-relevant preclinical models designed to demonstrate pharmacological benefits on specific symptom domains Assessment of Brain Wave Activity Translational measure of pharmacological engagement Gold standard for assessing sleep-wake activity Clinical: Early Translation in Human Subjects

Julie Brooks, Ph.D. Director, CNS Disorders Utilizing Multidimensional, Translational Preclinical Research to Identify New Clinical Opportunities for Orexin 2 Receptor Agonists

Executing a Rigorous Development Plan to Evaluate Potential Opportunities Microdialysis Select Behavioral Assays qEEG Measure of Neurotransmitters Quantitative measure of pharmacological additivity, synergy or interference Clinical Assessment of Effect Early clinical demonstration of differentiated profile Preclinical Assessment of Effect Disease-relevant preclinical models designed to demonstrate pharmacological benefits on specific symptom domains Assessment of Brain Wave Activity Translational measure of pharmacological engagement Gold standard for assessing sleep-wake activity Clinical: Early Translation in Human Subjects

Preclinical Pharmacology Strategy in Mood and Stress Disorders Microdialysis Select Behavioral Assays Measures of Cortical Serotonin Measurement of prefrontal cortical serotonin neurotransmission to assess impact of pharmacological interventions Deficits in prefrontal cortical serotonin neurotransmission contribute to symptoms of depression Effects in Chronic Social Defeat Model Gold standard rodent model of stress-induced mood disorders  Translational behavioral assay with strong predictive validity

Chronic Social Defeat Model Induces Robust Depressive-like Phenotype Chronic Social Defeat Stress (repeated across 10 days) Phase 1: Physical Stress (10 minutes) Phase 2: Sensory Stress (24 hours) Social Preference (SP) Test Phase 0: Test mouse placed in aggressor cage Test Mouse Aggressor Mouse Consistently induces enduring physiological and behavioral phenotypes similar to depression Reliably measures social interaction by calculating time in interaction zone with and without an aggressor mouse present Interaction Zone Kim H-D. Testing Depression in Mice: a Chronic Social Defeat Stress Model. Bio Protoc. 2017;7(7).

Chronic Social Defeat Model Approximates Individual Variability in Stress Response Observed in Humans Susceptible mice develop social avoidance mimicking a depressive-like phenotype; only susceptible mice were used for additional testing Susceptible Behavior Resilient Behavior Exposure to chronic social defeat leads to two types of behavioral responses in the social preference test: Resilient mice maintain social interaction and do not demonstrate a depressive-like phenotype Mean + SEM ****p<0.0001 vs control (CTRL), ####p<0.0001 vs resilient; Social preference score below 100% associated with susceptible behavior.

Susceptible Mice Received Therapeutic Intervention and Were Assessed for Restoration of Resilient Behavior Chronic Social Defeat Stress (10 days) Baseline SP Test Post Dosing SP Test Treatment Period (14 days) Treatment Ketamine: single dose on day 1 Fluoxetine: daily dosing for 14 days ALKS orexin 2 receptor agonist: daily dosing for 14 days Resilient Behavior Susceptible Behavior SP: Social preference

Clinically Efficacious Antidepressants Demonstrated Effect in Susceptible Mice Mean ± SEM, *p<0.05, **p<0.01, ***p<0.001 after treatment vs baseline VEH: vehicle; KET: Ketamine; FLX: Fluoxetine; SSRI: Selective serotonin reuptake inhibitor Social Preference Performance in Susceptible Mice Social Preference Assay demonstrated sensitivity to FDA-approved agents with different mechanisms: Fluoxetine: FDA-approved standard SSRI with delayed onset of therapeutic effect Ketamine: FDA-approved non-SSRI with rapid onset of therapeutic effect

Orexin 2 Receptor Agonist Exhibited Antidepressant-like Effects in Chronic Social Defeat Model Mean ± SEM, *p<0.05, **p<0.01, ***p<0.001 after treatment vs baseline VEH: vehicle; KET: Ketamine; FLX: Fluoxetine; OX2R: Alkermes Orexin 2 receptor agonist; SSRI: Selective serotonin reuptake inhibitor Social Preference Performance in Susceptible Mice Social Preference Assay demonstrated sensitivity to FDA-approved agents with different mechanisms: Fluoxetine: FDA-approved standard SSRI with delayed onset of therapeutic effect Ketamine: FDA-approved non-SSRI with rapid onset of therapeutic effect Alkermes potent orexin 2 receptor agonist demonstrated an antidepressant-like effect similar to fluoxetine and ketamine

Microdialysis Enables Quantitative Measurement of Prefrontal Cortical Serotonin Figure adapted from Konig et al., 2018 JoN Methods and Sanchez-Dengra et al., 2021 Animals. aCSF: artificial cerebral spinal fluid Illustration of Cortical Microdialysis Deficits in serotonin neurotransmission contribute to symptoms of depression Many treatments for mood disorders restore serotonin neurotransmission Symptom domains of interest converge on the prefrontal cortex

SSRI Significantly Elevated Prefrontal Cortical Serotonin Prefrontal Cortical Serotonin *** Mean + SEM, n=9-10/group. ***p< 0.001 OX2R: Alkermes Orexin 2 receptor agonist; SSRI: Selective serotonin reuptake inhibitor Acute administration of SSRI significantly elevated prefrontal cortical serotonin

Orexin 2 Receptor Agonist Enhanced SSRI-induced Increase in Prefrontal Cortical Serotonin **** *** Mean + SEM, n=9-10/group. ***p< 0.001, ****p<0.0001 vs vehicle OX2R: Alkermes Orexin 2 receptor agonist; SSRI: Selective serotonin reuptake inhibitor Acute administration of SSRI significantly elevated prefrontal cortical serotonin Co-administration of Alkermes orexin 2 receptor agonist further enhanced the SSRI-induced increase in prefrontal cortical serotonin Prefrontal Cortical Serotonin

Mood and Stress Data Summary Preclinical models with strong predictive validity provide translational value and enable decision making Monotherapy: Chronic Social Defeat Model data suggested antidepressant-like effects of orexin 2 recept agonist Polypharmacology: Early evidence that co-administration of orexin 2 receptor agonist activity enhanced SSRI-induced serotonin neurotransmission suggesting opportunity for additive benefit Therapeutic profile varies with choice of mechanistic partner SSRI: Selective serotonin reuptake inhibitor

Preclinical Pharmacology Strategy in Attention and Impulsivity Disorders

Microdialysis

Measures of Cortical Acetylcholine

- Measurement of cortical acetylcholine neurotransmission to assess impact of pharmacological interventions
- Acetylcholine neurotransmission plays a key role in information processing, attention, and arousal

Select Behavioral Assays

Effects in 5-Choice Serial Reaction Time Task

- Gold standard task assessing attention and behavioral impulsivity
- Translational behavioral assay with high predictive validity

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5-Choice Serial Reaction Time Task Measures Impulsivity and Attention in Translational Model Measure of Impulse Control Premature nose-poke responses: Based on number of instances subject fails to withhold response until after light stimulus is presented Measure of Attention and Task Engagement Total trials: Based on number of trials completed (correct, incorrect or omitted) for the full duration of the experiment Correct Task Trial Phases and Potential Outcomes Higgins GA and Silenieks LB. Rodent Test of Attention and Impulsivity: The 5-Choice Serial Reaction Time Task . Curr Protoc Pharmacol. 2017;78(5).

Shortened Intertrial Time Increases Task Cadence Leading to Impaired Attentional Task Performance in a Subgroup of Rats



Short Intertrial Time
Total Trials Completed
120
100
80
60
40
20
0
High Performers
Low Performers

- Shortening the 5-Choice Serial Reaction Time Task intertrial time **decreases** attentional performance and task engagement in a subgroup of rats (low performers)

- Out of 120 trials possible, low performer rats completed less than half of the total trials possible under the shortened intertrial time condition

Mean ± SEM; n=10/group

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Orexin 2 Receptor Agonist Improved Task Engagement in Low Performer Rats

Low Performer Rats in the 5-Choice Serial Reaction Time Task



Total Trials Completed
120
100
80
60
40
20
0
*
Vehicle
OX2R

- Alkermes orexin 2 receptor agonist significantly increased the number of trials completed by low performer rats under the shortened intertrial time condition

Mean ± SEM, n=10 *p<0.05 vehicle vs treatment
OX2R: Alkermes Orexin 2 receptor agonist

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Improved Task Performance Following Orexin 2 Receptor Activation was Maintained When Combined With Non-stimulant Treatment

Low Performer Rats in the 5-Choice Serial Reaction Time Task



Total Trials Completed
120
100
80
60
40
20
0
*
*
Vehicle
OX2R
ADHD Non-stimulant
OX2R + ADHD Non-stimulant

- Alkermes orexin 2 receptor agonist significantly increased the number of trials completed by low performer rats under the shortened intertrial time condition
- ADHD non-stimulant did not improve total trials completed by low performer rats
- Effect of Alkermes orexin 2 receptor agonist was maintained when co-administered with ADHD non-stimulant treatment

Mean ± SEM, n=10 *p<0.05 vehicle vs treatment
OX2R: Alkermes Orexin 2 receptor agonist

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5-Choice Serial Reaction Time Task Measures Impulsivity and Attention in Translational Model Measure of Impulse Control Premature nose-poke responses: Based on number of instances subject fails to withhold response until after light stimulus is presented Measure of Attention and Task Engagement Total trials: Based on number of trials completed (correct, incorrect or omitted) for the full duration of the experiment Correct Task Trial Phases and Potential Outcomes Higgins GA and Silenieks LB. Rodent Test of Attention and Impulsivity: The 5-Choice Serial Reaction Time Task . Curr Protoc Pharmacol. 2017;78(5).

Long Intertrial Time Slows Task Cadence Leading to Increased Impulsivity in a Subgroup of Rats

Long Intertrial Time



Premature Responses (#)
100
80
60
40
20
0
High Impulsive
Low Impulsive

- Extending the 5-Choice Serial Reaction Time Task intertrial time leads to an **increase** in impulsivity in a subset of rats (High Impulsive)
- High impulsive rats made an exceptionally high number of premature responses under the long intertrial time condition

Mean ± SEM; n=10/group

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Orexin 2 Receptor Agonist Decreased Impulsivity in High Impulsive Rats

High Impulsive Rats in 5-Choice Serial Reaction Time Task



Premature Responses (#)
100
80
60
40
20
0
*
Vehicle
OX2R

- Alkermes orexin 2 receptor agonist significantly lowered the number of impulsive premature responses made by high impulsive rats under the long intertrial time condition

Mean ± SEM, n=10 *$p<0.05$ vehicle vs treatment
OX2R: Alkermes Orexin 2 receptor agonist

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Orexin 2 Receptor Agonist Maintained Impulse Control Efficacy of Non-stimulant Treatment in High Impulsive Rats

High Impulsive Rats in 5-Choice Serial Reaction Time Task



Premature Responses (#)
100
80
60
40
20
0
*
*
*
Vehicle
OX2R
ADHD Non-stimulant
OX2R + ADHD Non-stimulant

- ADHD non-stimulant treatment significantly lowered the number of impulsive premature responses made by high impulsive rats under the long intertrial time condition
- Co-administration of Alkermes orexin 2 receptor agonist did not interfere with the impulse control effects of ADHD non-stimulant treatment

Mean ± SEM, n=10 *p<0.05 vehicle vs treatment
OX2R: Alkermes Orexin 2 receptor agonist

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Microdialysis Enables Quantitative Measurement of  Prefrontal Cortical Acetylcholine Acetylcholine neurotransmission plays a key role in information processing, attention and arousal Enhancing acetylcholine neurotransmission contributes to effective attentional performance Symptom domains of interest converge on the prefrontal cortex Figure adapted from Konig et al., 2018 JoN Methods and Sanchez-Dengra et al., 2021 Animals aCSF: artificial cerebral spinal fluid Illustration of Cortical Microdialysis

Orexin 2 Receptor Agonist Significantly Increased Prefrontal Cortical Acetylcholine Release Alkermes orexin 2 receptor agonist significantly increased prefrontal cortical acetylcholine Mean + SEM, n=9-10/group. ***p<0.001, OX2R vs vehicle OX2R: Alkermes Orexin 2 receptor agonist Prefrontal Cortical Acetylcholine ***

ADHD Non-stimulant Treatment Significantly Increased Prefrontal Cortical Acetylcholine Release Alkermes orexin 2 receptor agonist significantly increased prefrontal cortical acetylcholine ADHD non-stimulant treatment significantly increased prefrontal cortical acetylcholine *** ** Mean + SEM, n=9-10/group. **p<0.01, ***p<0.001, ****0.0001 OX2R or ADHD Non-stimulant vs vehicle OX2R: Alkermes Orexin 2 receptor agonist Prefrontal Cortical Acetylcholine

Prolonged Elevation of Prefrontal Cortical Acetylcholine Observed Following Co-administration of OX2R Agonist and ADHD Non-stimulant Treatment



Prefrontal Cortical Acetylcholine
****
**
***
#
% Baseline
600
500
400
300
200
100
0
-90
-60
-30
0
30
60
90
120
150
180
210
240
270
300
330
360
390
Dosing
Time (min)
Vehicle
OX2R
ADHD Non-stimulant
OX2R + ADHD Non-stimulant

- Alkermes orexin 2 receptor agonist significantly increased prefrontal cortical acetylcholine
- ADHD non-stimulant treatment significantly increased prefrontal cortical acetylcholine
- **Co-administration of orexin 2 receptor agonist and ADHD non-stimulant treatment maintained elevated prefrontal cortical acetylcholine for duration of study**

Mean ± SEM, n=9-10/group. **p<0.01, ***p<0.001, ****p< 0.0001 OX2R, ADHD Non-stimulant, or Combination vs vehicle;
# p<0.5 Combination vs OX2R at Time 360 min OX2R: Alkermes Orexin 2 receptor agonist

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Attention and Impulsivity Data Summary Preclinical models with strong predictive validity provide translational value and enable decision making Monotherapy: 5-Choice Serial Reaction Time Task data suggest orexin 2 receptor agonist improved measures of attention and task engagement and decreased behavioral impulsivity Polypharmacology: Orexin 2 receptor agonist may be complementary to ADHD non-stimulant agents providing additional dimensionality for this class Early evidence that orexin 2 receptor agonist prolonged elevation in prefrontal cortical acetylcholine following co-administered with ADHD non-stimulant suggesting opportunity for additive benefit

Validated Preclinical Models Provide Translational Value and Enable Data-driven Decision Making Orexin 2 receptor agonist demonstrated significant effects across prefrontal cortical neurotransmission, cortical arousal, and symptom-relevant behavioral assays Orexin pharmacology coupled with credentialed existing pharmacology may open new opportunities to address unmet need in a broad range of neuropsychiatric disorders Choice of clinical candidates and indication selection derive from strength, consistency and reliability of preclinical assessments